UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 27, 2009

Commission File Number: 000-53461

AMICO GAMES CORP.
(Exact Name of Registrant as Specified in Charter)

NEVADA
(state or other jurisdiction of incorporation or organization)

Room North-02, Flat A, No. 89 Zhong Shan Da Dao Xi,
Tianhe Qu, Guangzhou, Canton Province,
China, 510630
(Address of principal executive offices)

(8620) 85562666
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 27, 2009, Amico Games Corp. (the “Company”, “we”, “us”) entered into a share exchange agreement with Vodafun Limited (“Vodafun”), and the shareholder of Vodafun. Pursuant to the terms of the share exchange agreement, we agreed to acquire all of the issued and outstanding shares of Vodafun’s common stock in exchange for the issuance of 54,500,000 shares of our common stock to the shareholders of Priveco.

Vodafun has entered into a series of contracts with Galaxy Software (Guangzhou) Limited, a mobile gaming company incorporated under the laws of the People’s Republic of China (“Galaxy”), and all of the shareholders of Galaxy.  Pursuant to these agreements, Vodafun receives all benefit, assets, revenues and profits of Galaxy.  Vodafun also has full control over the operations and the voting securities of Galaxy.  These contractual agreements were entered into in order to provide beneficial ownership of Galaxy to Vodafun, without actual legal ownership which is precluded by Chinese restrictions on foreign ownership.

Terms and Conditions of the Share Exchange Agreement

The following is a brief description of the terms and conditions of the share exchange agreement that are material to us:

1.	no material adverse change will occur with the business or assets of our company or Vodafun since the effective date of the share exchange agreement;

2.	Vodafun will have no more than 100 common shares issued and outstanding on the closing date of the share exchange agreement;

3.	our company and Vodafun will be reasonably satisfied with their respective due diligence investigation of each other;

4.
Vodafun will have delivered to our company audited financial statements for Galaxy for the last two fiscal years ended August 31, prepared in accordance with United States GAAP and audited by an independent auditor registered with the Public Company Accounting Oversight Board in the United States;

5.	Emad Petro, our former director and officer, will cancel 29,800,000 shares of our common stock held in his name as well as debts owing to him; and

6.	Upon closing of the share exchange, we will have no more than 72,700,000 shares of our common stock issued and outstanding.

Due to conditions precedent to closing, including those set out above, and the risk that these conditions precedent will not be satisfied, there is no assurance that we will complete the share exchange as contemplated in the share exchange agreement.

The share exchange agreement is attached as Exhibit 2.1 to this Current Report.

Item 9.01 Exhibits

(c) Exhibits. The following exhibits are included as part of this report:

2.1	Share Exchange Agreement with Vodafun Limited, dated November 27, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 27, 2009	AMICO GAMES CORP.
(Registrant)

By: /s/ Peter Liu
Peter Liu
President and Chief Executive Officer